As of February 28, 2018, the following persons or entities now own more than 25% of a fund's voting security.


Cavanal Hill Limted Duration Fund - A Shares
Hilltop Securities Inc.			25.99%
Pershing LLC				63.55%

Cavanal Hill Mid Cap Core Equity - A Shares
Pershing LLC				100.00%

Cavanal Hill Mid Cap Core Equity - Investor Shares
Charles Schwab % Co.			100.00%

Cavanal Hill Moderate Duration Fund - A Shares
LPL Financial Corporation 		25.32%
Pershing LLC				59.39%

Cavanal Hill Moderate Duration Fund - Inv Shares
Pershing LLC				28.97%

Cavanal Hill Opportunistic Fund - C Shares
LPL Financial Corporation 		36.41%
Pershing LLC				63.59%

Cavanal Hill Opportunistic Fund - Investor Shares
LPL Financial Corporation 		29.40%
Pershing LLC				63.02%

Cavanal Hill Strategic Enhanced Yield - A Shares
Pershing LLC				100.00%

Cavanal Hill Strategic Enhanced Yield - Instl Shares
Nabank & Co.				100.00%

Cavanal Hill Strategic Enhanced Yield - Inv Shares
Billy B. King				100.00%

Cavanal Hill Ultra Short Tax Free - A Shares
Billy B. King				100.00%

Cavanal Hill Ultra Short Tax Free - Instl Shares
Nabank & Co.				100.00%

Cavanal Hill Ultra Short Tax Free - Inv Shares
Billy B. King				100.00%

Cavanal Hill World Energy Fund - A Shares
Pershing LLC				88.64%

Cavanal Hill World Energy Fund - C Shares
LPL Financial Corporation 		38.06%
Pershing LLC				61.94%

Cavanal Hill World Energy Fund - Instl Shares
LPL Financial Corporation 		46.96%

Cavanal Hill World Energy Fund - Inv Shares
Charles Schwab & Co.			77.25%

As of February 28, 2018, the following persons or entities no longer own more than 25% of a fund's voting security.

Cavanal Hill Active Core Fund - A Shares
Ann Burigo				<5.00%
Wayne Craig Bastin			<5.00%

Cavanal Hill Active Core Fund - C Shares
Cavanal Hill Investment Mgmt		16.56%
Geralyn M Swain				 6.75%

Cavanal Hill Bond Fund - A Shares
Michael W Perry				<5.00%

Cavanal Hill Bond Fund - Investor Shares
Ascensus Trust Company			22.87%

Cavanal Hill Intermediate TF Bond - A Shares
Carlton Oscar Johnson			<5.00%

Cavanal Hill Limited Duration Fund - A Shares
Leanne M Haag				10.47%

Cavanal Hill Mid Cap Core Equity - A Shares
Billy B King				<5.00%

Cavanal Hill Mid Cap Core Equity - Inv Shares
Billy B King				<5.00%

Cavanal Hill Moderate Duration Fund - A Shares
Nabank & Co.				 5.19%
Wayne Craig Bastin			<5.00%

Cavanal Hill Opportunistic Fund - C Shares
Phyllis J Cable				<5.00%

Cavanal Hill Opportunistic Fund - Inv Shares
Melinda Whitney				<5.00%

Cavanal Hill World Energy Fund - C Shares
Bank of Oklahoma			<5.00%

Cavanal Hill World Energy Fund - Inv Shares
Colorado Husker Inc.			<5.00%